                                                                  EXHIBIT 10.46


                        AMENDMENT NO. 7 AND WAIVER TO THE
                                CREDIT AGREEMENT


                                            Dated as of December  10, 2001

                  AMENDMENT NO. 7 AND WAIVER TO THE CREDIT AGREEMENT (this "Amendment") among Iron Age Corporation, a Delaware corporation (the "Borrower"), Iron Age Holdings Corporation, a Delaware corporation (the "Parent Guarantor"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the "Lenders") and BNP Paribas (formerly known as Banque Nationale de Paris), as agent (the "Agent") for the Lenders, initial issuing bank and swing line bank.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Parent Guarantor, the Lenders and the Agent have entered into a Credit Agreement dated as of April 24, 1998, a Letter Waiver thereto dated as of August 28, 1998, an Amendment No. 2 and Waiver dated as of February 26, 1999, an Amendment No. 3 and Waiver dated as of June 23, 1999, an Amendment No. 4 and Waiver dated as of March 17, 2000, an Amendment No. 5 dated as of September 15, 2000 and an Amendment No. 6 dated as of April 24, 2001 (such Credit Agreement, as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement as amended hereby.

                  (2) The Borrower has requested that the Lender Parties agree to waive the requirements of Section 5.02(e)(iv)(C) of the Credit Agreement in order to permit the sale of the Borrower's optic division pursuant to a purchase agreement in form and substance satisfactory to the Agent and to make certain amendments to the Credit Agreement, in each case, as set forth more fully below.

                  (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower, and the Borrower and the Required Lenders have agreed to the amendments and waivers of the Credit Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment No. 7 Effective Date (as hereinafter defined), hereby amended as follows:

                  (a) The definition of "Applicable Margin" set forth in Section
         1.01 of the Credit Agreement is hereby amended to replace the chart therein with the following chart:

        ==========================================================================================================
        Funded Debt to EBITDA Ratio                                   Base Rate Advances    Eurodollar Rate
                                                                                            Advances
        ----------------------------------------------------------------------------------------------------------
        Level I
                          less than 4.50 : 1.00                               1.000%               2.500%
        ----------------------------------------------------------------------------------------------------------
        Level II
                          greater than or equal to 4.50 : 1.00
                          but less than 5.25 : 1.00                           1.250%               2.750%
        ----------------------------------------------------------------------------------------------------------
        Level III
                          greater than or equal to 5.25 : 1.00
                          but less than 6.00 : 1.00                           1.500%               3.000%
        ----------------------------------------------------------------------------------------------------------
        Level IV
                          greater than or equal to 6.00 : 1.00                1.750%               3.250%
        ==========================================================================================================

                  (b) The definition of "EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately before clause (i) therein and (ii) adding immediately after the date "December 31, 1999" in clause (i) therein the following new clause (j):

                  "and (j) solely with respect to the third fiscal quarter of 2001 of the Borrower, an amount up to $170,000 in respect of an accrual charge for store closings as reflected on the financial statements of the Borrower as of October 27, 2001".

                  (c) The definition of "Loan Value" set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end of the last proviso thereof the following new proviso:

                  "; provided further that the Loan Value of the Eligible Inventory shall not exceed $10,000,000 at any time.".

                  (d) Section 5.02(b)(i) is hereby amended by deleting the figure "$3,500,000" in each of clauses (C) and (D) thereof and in both cases substituting for such figure the figure "$2,000,000".

                  (e) Section 5.02(f)(iii) is hereby amended by deleting the figure "$1,500,000" therein and substituting for such figure the figure "$500,000".

                  (f) Section 5.02(f)(xi) is hereby amended in full to read "(xi) [Intentionally omitted];".

                  (g) Section 5.02(f)(xiii) is hereby amended in full to read "(xiii) [Intentionally omitted];".

                  (h) Section 5.02(f)(xvi) is hereby amended in full to read "(xvi) [Intentionally omitted]; and".

                  (i) Section 5.02(f)(xvii) is hereby amended in full to read "(xvii) [Intentionally omitted].".

                  (j) Section 5.04(a) is hereby amended by deleting the ratios set opposite the following dates and substituting therefor the ratio set forth below opposite each such date:

                  Rolling Period Ending Closest To            Ratio
                  --------------------------------            -----
                  October 31, 2001                            6.50 : 1.00
                  January 31, 2002                            [Not Applicable]
                  April 30, 2002                              [Not Applicable]
                  July 31, 2002                               [Not Applicable]
                  October 31, 2002                            [Not Applicable]
                  January 31, 2003                            [Not Applicable]

                  (k) Section 5.04(b) is hereby amended in full to read as follows:

                  "(b) Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio for each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:

                  Rolling Period Ending Closest To            Ratio
                  --------------------------------            -----
                  January 31, 2002                            0.85 : 1.00
                  April 30, 2002                              0.85 : 1.00
                  July 31, 2002                               0.80 : 1.00
                  October 31, 2002                            0.85 : 1.00
                  January 31, 2003                            1.00 : 1.00
                  April 30, 2003 and thereafter               1.10 : 1.00"

                  (l) Section 5.04(c) is hereby amended by deleting the ratios set opposite the following dates and substituting therefor the ratio set forth below opposite each such date:

                  Rolling Period Ending Closest To            Ratio
                  --------------------------------            -----
                  October 31, 2001                            1.55 : 1.00
                  January 31, 2002                            1.40 : 1.00
                  April 30, 2002                              1.45 : 1.00
                  July 31, 2002                               1.50 : 1.00
                  October 31, 2002                            1.85 : 1.00

                  (m) Section 5.04(d) is amended by deleting the amounts set opposite the following Fiscal Years and substituting therefor the amount set forth below opposite each such Fiscal year:

                  Fiscal Year                        Amount
                  -----------                        ------
                  2002                               $2,000,000
                  2003                               $2,000,000

                  (n) Section 5.04(e) is hereby amended in full to read as follows:

                  "(e) Senior Leverage Ratio. Maintain a Senior Leverage Ratio for each Rolling Period set forth below of not more than the amount set forth below for such Rolling Period:

                  Rolling Period Ending Closest To            Ratio
                  --------------------------------            -----
                  January 31, 2002                            2.35 : 1.00
                  April 30, 2002                              2.20 : 1.00
                  July 31, 2002                               2.20 : 1.00
                  October 31, 2002                            1.75 : 1.00
                  January 31, 2003                            1.50 : 1.00"

                  (o) Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule I thereto attached hereto as Annex A.

                  (p) Exhibit J to the Credit Agreement is hereby amended by deleting the first bracketed phrase "[Total from Schedule I]" and substituted therefor the new bracketed phrase "[The lesser of $10,000,000 and the total of Schedule I]".

                  SECTION 2. Waiver of Certain Provisions of the Credit Agreement. The Required Lenders hereby waive, subject to the satisfaction of the conditions set forth in Section 3 hereof, the requirements of Section 5.02(e)(iv)(C) of the Credit Agreement in order to permit the sale of the Borrower's Safety Prescription Eyewear Business Unit known as "Iron Age Vision", a safety optical distributing business, pursuant to a purchase agreement in form and substance satisfactory to the Agent (such sale being the "Division Sale"); provided, however, that the Agent shall have received a certificate of the Borrower, signed on behalf of the Borrower by its Chief Financial Officer, certifying as to the compliance of the Borrower with each of the following conditions: (i) the Division Sale shall be consummated on or prior to December 31, 2001; (ii) the purchase price paid to the Borrower for the Division Sale shall be no less than the fair market value of the asset sold in the Division Sale at the time of the Division Sale; (iii) 100% of the purchase price for the Division Sale shall be paid to the Borrower in cash; (iv) the Borrower shall, on the date of receipt of the Net Cash Proceeds from the Division Sale, prepay an aggregate principal amount of the Acquisition Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds less the Capitalized Leases Amount (as hereinafter defined) and (v) during the period from and including the Amendment No. 7 Effective Date through and including the date of consummation of the Division Sale, neither the Borrower nor the Parent Guarantor shall, at any time sell, lease, transfer or otherwise dispose of, or permit any of their Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than Inventory to be sold in the ordinary course of its business, except the sales and transactions described in clauses
(i), (ii) and (iii) of Section 5.02(e). Anything to the contrary in Section 2.06(b)(ii) of the Credit Agreement notwithstanding, the Borrower may use up to $110,000 of the Net Cash Proceeds from the Division Sale to repay outstanding Capitalized Leases (the amount of such repayment being the "Capitalized Leases Amount").

                  SECTION 3. Conditions of Effectiveness of this Amendment. Sections 1 and 2 of this Amendment shall become effective as of the first date (the "AMENDMENT NO. 7 EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied:

                  (a) The Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto executed by each of the Loan Parties.

                  (b) The Agent shall have received on or before the Amendment No. 7 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Required Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

                           (i) Certified copies of (A) the resolutions of the
                  Board of Directors of (1) the Borrower and the Parent Guarantor approving this Amendment and the matters contemplated hereby and thereby and (2) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

                           (ii) A certificate of the Borrower and the Parent
                  Guarantor, signed on behalf of the Borrower and the Parent Guarantor, respectively, by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment No. 7 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 7 Effective Date), certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in Section 3.01(k)(iii) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders of such Person to effect or authorize any further amendment, supplement or other modification thereto; (B) the accuracy and completeness of the bylaws of such Person as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in clause (i) of this Section 3(b) were adopted and on the Amendment No. 7 Effective Date (a copy of which, if different from the bylaws of such Person delivered to the Lender Parties on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of such Person as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Person or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by such Person in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment No. 7 Effective Date as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 7 Effective Date, in which case as of such specific date); and
                  (E) the absence of any event occurring and continuing that would constitute a Default.

                           (iii) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder.

                           (iv) Such financial, business and other information
                  regarding the Borrower and the Parent Guarantor and their respective property, assets and businesses as the Agent or the Lender Parties shall have requested.

                           (v) A favorable opinion of Ropes & Gray, counsel for
                  the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Agent.

                           (vi) Such other opinions, certificates, documents
                  and information as the Agent or the Required Lenders may reasonably request.

                  (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 7 Effective Date, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 7 Effective Date, in which case as of such specific date).

                  (d) No event shall have occurred and be continuing that constitutes a Default.

                  (e) The Borrower shall have paid to the Agent, for the ratable account of each of the Lenders that has executed and delivered a counterpart of this Amendment to the Agent prior to 5:00 P.M. (New York City time) on December 10, 2001, an amendment fee of 0.25% on the aggregate Acquisition Commitment, Working Capital Commitment, Letter of Credit Commitment and Swing Line Commitment of such Lender, it being understood, that no amendment fee shall be payable by the Borrower for the account of any Lender if this Amendment has not been approved prior to 5:00 P.M. (New York City time) on December 10, 2001 by the Required Lenders.

                  (f) All of the accrued fees and expenses of the Agent and the Lender Parties (including the accrued fees and expenses of counsel for the Agent) shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 3, nor consent to any departure by the Parent Guarantor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

                  SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not
         (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (e) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby.

                  SECTION 5. Acknowledgment. Each of the Loan Parties hereto acknowledges and agrees that after the consummation of the Division Sale, the exception with respect to sales of assets under Section 5.02(e)(iv) is no longer available to the Loan Parties.

                  SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 7. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement.

                  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    IRON AGE CORPORATION


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    IRON AGE HOLDINGS CORPORATION


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    BNP PARIBAS,
                                        as Agent, Swing Line Bank, Issuing Bank
                                        and as a Lender


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    KEY CORPORATE CAPITAL INC.


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    UBS AG, STAMFORD BRANCH


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

          ANNEX A TO AMENDMENT NO. 7 AND WAIVE TO THE CREDIT AGREEMENT


                                   SCHEDULE I

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

NAME OF LENDER:  BANQUE NATIONALE DE PARIS

Working Capital Commitment:                               $   4,615,384.63
Acquisition Facility Commitment:                          $   4,523,802.03
Letter of Credit Commitment:                              $   2,000,000.00
Swing Line Commitment:                                    $   3,000,000.00


DOMESTIC LENDING OFFICE:

BNP Paribas
787 Seventh Avenue
New York, NY  10019

Credit                                         Operations
------                                         ----------
Attn:  Alan Mustacchi/Evan Ho                  Attn:  Julia Posada
Tel:  (212) 841-3437/(212) 841-2806            Tel:  (212) 415-9878
Fax:  (212) 843-3065                           Fax:  (212) 415-9805


EURODOLLAR LENDING OFFICE:

Banque Nationale de Paris
499 Park Avenue
New York, NY  10022

Credit                                         Operations
------                                         ----------
Attn:  Alan Mustacchi/Evan Ho                  Attn:  Julia Posada
Tel:  (212) 841-3437/(212) 841-2806            Tel:  (212) 415-9878
Fax:  (212) 843-3065                           Fax:  (212) 415-9805

NAME OF LENDER: PNC BANK, N.A.

Working Capital Commitment:                           $    4,615,384.61
Acquisition Facility Commitment:                      $    2,822,169.93


DOMESTIC LENDING OFFICE:

249 Fifth Avenue
Mail Stop P1-PO-PP-06-8
Pittsburgh, PA 15222-2727
Attn: Peggy Collier
Phone: (412) 762-7946
Fax: (412) 768-4586


EURODOLLAR LENDING OFFICE:

249 Fifth Avenue
Mail Stop P1-PO-PP-06-8
Pittsburgh, PA 15222-2727
Attn: Peggy Collier
Phone: (412) 762-7946
Fax: (412) 768-4586

 NAME OF LENDER: U.S. BANK NATIONAL ASSOCIATION

 Working Capital Commitment:                               $      4,615,384.61
 Acquisition Facility Commitment:                          $      4,523,802.02


 DOMESTIC LENDING OFFICE:

 First Bank Plaza
 601 Second Avenue South
 Minneapolis, MN 55402-4302
 Attn: Karen Johnson
 Phone: (612) 973-0546
 Fax: (612) 973-0825


 EURODOLLAR LENDING OFFICE:

 First Bank Plaza
 601 Second Avenue South
 Minneapolis, MN 55402-4302
 Attn: Karen Johnson
 Phone: (612) 973-0546
 Fax: (612) 973-0825

NAME OF LENDER: KEY CORPORATE CAPITAL

Working Capital Commitment:                              $     4,615,384.61
Acquisition Facility Commitment:                         $     4,523,802.02


DOMESTIC LENDING OFFICE:

Key Structured Finance
127 Public Square, 6th Floor
Mail Code OH-01-27-0600
Cleveland, OH 44114
Attn: Betty Zimmerman
Phone: (216) 689-4402
Fax: (216) 689-3298


EURODOLLAR LENDING OFFICE:

Key Structured Finance
127 Public Square, 6th Floor
Mail Code OH-01-27-0600
Cleveland, OH 44114
Attn: Betty Zimmerman
Phone: (216) 689-4402
Fax: (216) 689-3298

NAME OF LENDER: UBS AG, STAMFORD BRANCH

Working Capital Commitment:                           $      1,538,461.54
Acquisition Facility Commitment:                      $      1,507,934.00


DOMESTIC LENDING OFFICE:

677 Washington Boulevard
Stamford, CT 06912
Attn: Denise Clerkin
Phone: (203) 719-3146
Fax: (203) 719-4176


EURODOLLAR LENDING OFFICE:

677 Washington Boulevard
Stamford, CT 06912
Attn: Denise Clerkin
Phone: (203) 719-3146
Fax: (203) 719-4176

                                     CONSENT

                  Reference is made to (a) Amendment No. 7 and Waiver to the Credit Agreement dated as of December ___, 2001 (the "Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among Iron Age Corporation, a Delaware corporation, Iron Age Holdings Corporation, a Delaware corporation, the banks, financial institutions and other institutional lenders party thereto, and BNP Paribas (formerly known as Banque Nationale de Paris) ("BNP"), as Swing Line Bank and Initial Issuing Bank thereunder, and BNP, as agent (the "Agent") for the Lenders thereunder, and (c) the other Loan Documents referred to therein.

                  Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under each Intellectual Property Security Agreement, and/or (c) a Guarantor under the Subsidiary Guaranty, hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 7 Effective Date, except that, on and after the Amendment No. 7 Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Amendment No. 7 Effective Date, the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.


                                    IRON AGE CORPORATION


                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:




                                    IRON AGE HOLDINGS CORPORATION


                                    By
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                                       Name:
                                       Title:



                                    IRON AGE INVESTMENT COMPANY


                                    By
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                                       Name:
                                       Title:




                                    FALCON SHOE MFG. CO.


                                    By
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                                       Name:
                                       Title: